UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2003


                                  MILACRON INC.


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             (Exact name of registrant as specified in its charter)


DELAWARE                   I-8475                  31-1062125
---------------     ----------------------        -------------------
(State or other       (Commission File            (IRS Employer
jurisdiction of            Number)                Identification
incorporation)                                    No.)


          2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206
          ------------------------------------------------------------
               (address of principal executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (513) 487-5000



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 14, 2003, Milacron Inc. (the "Company") issued a press release announcing that the Company's revolving credit facility has been amended. A copy of the Company's press release is filed as Exhibit 99.1 hereto and a copy of Amendment Number Nine to the Company's revolving credit facility is filed as
Exhibit 99.2 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

Exhibit
No.      Description
-------  --------------------------------------------------------------------
99.1     Press release issued by Milacron Inc. on August 14, 2003.
99.2 Amendment Number Nine Dated as of August 13, 2003 to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europa GmbH, Milacron B.V., the lenders listed therein and Deutsche Bank Trust Company Americas as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MILACRON INC.




Date: August 14, 2003            By: /s/ Robert P. Lienesch
-----------------------------       ----------------------------------------
                                    Robert P. Lienesch
                                    Vice President - Finance
                                    And Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.      Description
-------  --------------------------------------------------------------------
99.1     Press release issued by Milacron Inc. on August 14, 2003.
99.2 Amendment Number Nine Dated as of August 13, 2003 to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmaschinen Europa GmbH, Milacron B.V., the lenders listed therein and Deutsche Bank Trust Company Americas as Agent.